Exhibit 32.1

                Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


      In connection with the Form 10-QSB of Madison Avenue Holdings, Inc. (the "Company") for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Alex Kam
-------------------------------
Alex Kam
Chief Executive Officer and President
 ( principal executive officer)
Date: May 14, 2007


/s/ Pan-Rong Liu
-------------------------------
Pan-Rong Liu
Chief Financial Officer
( principal financial officer and principal accounting officer)
Date: May 14, 2007


A signed original of this written statement required by Section 906 has been provided to Madison Avenue Holdings, Inc. and will be retained by Madison Avenue Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.